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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                               -----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                         Date of Report: April 19, 2004


                               F.N.B. CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                      001-31940                  25-1255406
------------------------            -----------            -------------------
(State of Incorporation)            (Commission            (IRS Employer
                                    File Number)           Identification No.)



      One F.N.B. Boulevard, Hermitage, Pennsylvania          16148
      ---------------------------------------------          ------
         (Address of principal executive offices)           (Zip code)



                                 (724) 981-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              ----------------------------------------------------
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


          EXHIBIT NO.            DESCRIPTION OF EXHIBIT
          -----------            ----------------------

          99.1 Press release dated April 19, 2004 with respect to F.N.B. Corporation's financial results for the quarter ended March 31, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On April 19, 2004, the Registrant announced financial results for the quarter ended March 31, 2004. A copy of the press release announcing the Registrant's results for the quarter ended March 31, 2004, is attached hereto as
          Exhibit 99.1 and incorporated by reference herein.




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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        F.N.B. CORPORATION
                                        (Registrant)



                                        By:    /s/Brian F. Lilly
                                               -----------------------------
                                        Name:  Brian F. Lilly
                                        Title: Chief Financial Officer
                                               (Principal Financial Officer)



Dated: April 19, 2004


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